UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 9, 2002

NORTHWEST AIRLINES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23642

(Commission File Number)

41-1905580

(IRS Employer Identification No.)

2700 Lone Oak Parkway, Eagan Minnesota 55121

(Address of Principal Executive Offices) (Zip Code)

(612) 726-2111

(Registrants’ Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.

(c)   Exhibits

99.1 Statement Under Oath of Principal Executive Officer dated August 9, 2002

99.2 Statement Under Oath of Principal Financial Officer dated August 9, 2002

Item 9. Regulation FD Disclosure

On August 9, 2002, each of the Chief Executive Officer, Richard H. Anderson, and Executive Vice President & Chief Financial Officer, Mickey P. Foret, of Northwest Airlines Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWEST AIRLINES CORPORATION

By:	/s/ Michael L. Miller
Name:	Michael L. Miller
Title:	Vice President, Law and Secretary

August 9, 2002

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Statement Under Oath of Principal Executive Officer dated August 9, 2002
99.2	Statement Under Oath of Principal Financial Officer dated August 9, 2002